ASSIGNMENT AND ASSUMPTION OF LEASE

The Parties Agree as Follows:

Date: March 30, 2004

Assignor: **Corner Distributors, Inc.**
Address: **3940 Merritt Avenue, Bronx, New York 10466**

Assignee: **AllianceCorner Distributors Inc.**
15-15 132nd Street, First Floor, College Point, NY

The Lease which is assigned herein is identified as follows:
Landlord: **Kim Management LLC.**
Tenant: **Corner Distributors, Inc.**
Date: **January 27, 2003**
Premises: **15-15 132nd Street, First Floor, College Point, NY**

Consideration: Assignor has received one ($1.00) dollar and other good and valuable consideration for this Assignment;

Assignment: Assignment assigns to the Assignee all the Assignor's right, title and interest in (a) the Lease and (b) the security deposit in the amount of $15,000.00;

Assumption: Assignee agrees to pay the rent promptly and perform all of the terms of the Lease as of the date of this assignment. Assignee assumes full responsibility for the Lease as if Assignee signed the Lease originally as Tenant.

Indemnity: Assignee agrees to indemnify and hold Assignor harmless from any legal actions, damages and expenses, including legal fees that the assignor may incur arising out of the Lease.

Benefit to Landlord: Assignee agrees that the obligations assumed shall benefit the landlord named in the Lease as well as the Assignor.

Assignor's Statements: Assignor states that Assignor has the right to assign this Lease and that the premises are free and clear of any judgment, executions, liens, taxes and assessments.

Assignee's Statement: Assignee states that Assignee has read the Lease and has received the original or an exact copy of the Lease.

Closing of Title: This assignment shall become effective only upon closing of title as and between the Assignor and assignee;

Successors: This assignment is binding on all parties who lawfully succeed to the rights or take the place of the Assignor or Assignee.

LANDLORD CONSENT

Landlord hereby consents to the within assignment and assumption of the lease and represents that the lease is in full force and effect and that there are no arrears under the lease.

Kim Management, LLC.

By: ____________________

Sukjin Ch

The Assignor and Assignee have signed this Assignment as of the date at the top of this first page.

Assignor
Corner Distributors, Inc.

By:______________________

Assignee
Alliance Corner, ~~Corp.~~ DISTRIBUTORS, INC

By:______________________